CONSULTING AND SEVERANCE AGREEMENT

         AGREEMENT, dated as of February 8, 2002, between Five Star Products, Inc., a Delaware corporation with principal executive offices at 9 West 57th Street, Suite 4170, New York, New York 10019 (the "Company"), GP Strategies Corporation, a Delaware corporation with principal executive offices at 9 West 57th Street, Suite 4170, New York, New York 10019 ("GP"), and Richard Grad, residing at 15 Schindler Way, Livingston, NJ 07039("Consultant").


                               W I T N E S S E T H

     WHEREAS,  Consultant  desires to terminate his employment with the Company;
and

     WHEREAS, the Company desires to offer severance payments to Consultant in appreciation for Consultant's past loyal service; and

     WHEREAS, the parties wish to settle fully and finally any claims, disputes and obligations relating to Consultant's employment with the Company and the termination thereof; and

     WHEREAS, the Company desires to engage Consultant to perform consulting services for the Company, and Consultant desires to perform such services, on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the premises, the mutual promises, covenants, and conditions herein contained and for other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereto intending to be legally bound hereby agree as follows:

     Section 1. Consultant's Services.

     The Company hereby retains Consultant, and Consultant hereby agrees to perform for the Company, consulting and advisory services, upon the terms and conditions set forth in this Agreement. Consultant shall devote such time and effort to the performance of Consultant's duties under this Agreement as shall be reasonably necessary for the performance thereof, but not more than 10 hours per month. Consultant will determine the specific days and hours during which he will provide any requested consulting services, which days and hours may be before or after the Company's regular working hours or on days on which the Company is not open for business, such as on weekends. The Company shall not require Consultant to travel from his then-current residence in order to provide consulting services. Subject to the preceding three sentences, the manner in which the consulting services are to be performed shall be determined by Consultant in consultation with the Company.

     Section 2. Term.

     The term of this Agreement (the "Term") shall commence on the Effective Date (as hereinafter defined) and end on the fifth anniversary of the Effective Date, unless earlier terminated as provided in Section 6(g). Consultant acknowledges and agrees that his relationship with the Company, whether as a consultant or otherwise, shall terminate at the end of the Term.

     Section 3. Compensation.

     During the Term, subject to all the terms and conditions of this Agreement, the Company shall pay to or provide Consultant with the following:

             (a) Fees. The Company shall pay Consultant, as compensation for all services to be rendered by Consultant under this Agreement, a consulting fee at the rate of $145,000 per annum, and, as severance for prior services rendered to the Company, a severance fee at the rate of $5,000 per annum (collectively, the "Fees"), less applicable federal, state, local and other legally required withholdings and deductions, each payable weekly.

             (b) Options. All options to purchase the Company's stock or GP's stock held by Consultant on the Effective Date shall be terminated. On the date that is six months and one day after the Effective Date (the "Grant Date"), (i) the Company shall grant to Consultant options ("Company Options") to purchase all or any part of 150,000 shares of the Company's common stock ("Common Stock") at an exercise price equal to the closing market price of the Common Stock on the Grant Date, provided the Term is in effect on such date and (ii) GP shall grant to Consultant options ("GP Options" and together with the Company Options, "Options") to purchase all or any part of 15,000 shares of GP's common stock ("GP Common Stock") at an exercise price equal to the closing market price of the GP Common Stock on the Grant Date, provided the Term is in effect on such date. The Company Options shall be granted under the Company's option plan, if options are available under the plan, or, if not available, shall be granted outside the Company's option plan on terms comparable to options granted under the plan. Company Options to purchase 30,000 shares of Common Stock shall vest on the Grant Date, and Company Options to purchase an additional 30,000 shares of Common Stock shall vest on each of the first four anniversaries of the Grant Date, provided, in each case, that the Term is in effect on such date. The GP Options shall be granted under GP's option plan, if options are available under the plan, or if not available, shall be granted outside GP's option plan on terms comparable to options granted under the plan. GP Options to purchase 3,000 shares of GP Common Stock shall vest on the Grant Date, and GP Options to purchase an additional 3,000 shares of GP Common Stock shall vest on each of the first four anniversaries of the Grant Date, provided, in each case, that the Term is in effect on such date. Except as provided in Section 6(g), all Options shall terminate on the fifth anniversary of the Grant Date.

             (c) Automobile. With respect to Consultant's existing leased automobile provided by the Company, the Company will pay the lease payments and automobile insurance costs up to an aggregate annual amount of $16,500. If the aggregate amount of such payments is less than $16,500 in any year, the Company will pay Consultant the balance in cash. After the expiration of Consultant's existing automobile lease, the Company shall provide Consultant with an automobile expense allowance in the amount of $16,500 per year, payable monthly in advance.

             (d) Benefit Plans. Consultant shall be entitled to participate in the Company's benefit plans as follows:

             (i) Consultant and his spouse (if any) will be permitted to participate in the Company's medical plan to the same extent Consultant and his spouse were entitled to participate and had elected benefits on the date hereof; and

             (ii) the Company shall maintain the group life insurance policy covering Consultant on the date hereof.

The Company shall bear the cost of such benefits to the same extent (which shall be subject to change from time to time) as the Company bears the cost of such benefits for management personnel of the Company, and Consultant shall bear any balance of such cost.

             (e) 401(k) Plan. Promptly after all required documentation is completed by Consultant, any investments held by Consultant through the Company's 401(k) Plan shall be distributed to a rollover IRA to be maintained by Consultant as directed by Consultant.

     Section 4. Expenses.

     The Company shall reimburse Consultant promptly for any out-of-pocket expense incurred by him in connection with rendering services hereunder upon submission of a bill therefor, provided that the Company gave its prior written approval for such expense or such expense was incurred at the direction of the Company.

     Section 5. Repurchase of Company Common Stock.

     On the Effective Date, the Company or its designee shall purchase from Consultant, and Consultant shall sell to the Company, 192,308 shares (the "Shares") of Common Stock for the aggregate purchase price of $25,000. On the Effective Date, the Company will deliver to Consultant a check in the amount of such purchase price, and Consultant will deliver to the Company a certificate representing the Shares, together with a stock power duly endorsed by Consultant and in proper form for transfer. Consultant represents and warrants to the Company that he owns the Shares, free and clear of all liens, security interests, pledges, charges, or encumbrances.

     Section 6. Nondisclosure and Noncompetition.

               (a) Confidentiality.

             (i) Consultant will, during the Term and thereafter, treat all Confidential Information (as defined below) of the Company and GP and their respective Customers (as defined below) and affiliates confidentially. Consultant will not discuss or disclose such Confidential Information, directly or indirectly, with or to any person who is not an officer or employee of the Company or GP, as the case may be. Consultant will not use any Confidential Information of the Company or its Customers or affiliates, or any other property of the Company, other than as is necessary in connection with his performance of consulting services hereunder or as specifically directed by the Company, or in any way which is detrimental to the Company. Consultant will not use any Confidential Information of GP or its Customers or affiliates, or any other property of GP, in any manner not specifically directed by GP, or in any way which is detrimental to GP.

             (ii) Consultant agrees that all Confidential Information, together with all notes, drawings, and records relating thereto, all computer disks containing any Confidential Information, and all copies or facsimiles of any of the foregoing (in any media), in Consultant's possession are the exclusive property of the Company or GP, as the case may be. Consultant will not remove from the Company's premises any notes or records relating to Confidential Information of the Company or copies or facsimiles thereof (on any media) or any other property of the Company or any Customer or affiliate of the Company, except in the furtherance of the business of the Company. Consultant will promptly, upon termination of this Agreement for any reason and the request of the Company, deliver to the Company without retaining a copy thereof and will not keep in Consultant's possession, or recreate or deliver to anyone else, any or all of such Confidential
     Information or other property. Consultant will not remove from GP's premises any notes or records relating to Confidential Information of GP or copies or facsimiles thereof (on any media) or any other property of GP or any Customer or affiliate of GP. Consultant will promptly deliver to GP without retaining a copy thereof and will not keep in Consultant's possession, or recreate or deliver to anyone else, any or all of such Confidential Information or other property.

             (iii) Notwithstanding the foregoing, Consultant may use Confidential Information as is necessary to enforce Consultant's rights under this Agreement, provided that, in the event of litigation concerning any such matter, Consultant will stipulate to entry of a protective order limiting Consultant's use of Confidential Information to the litigation or as otherwise permitted hereunder, prohibiting its dissemination to the public or otherwise for reasons not permitted hereunder and requiring its return at the conclusion of such proceedings.

             (iv) The term "Confidential Information" means all confidential information in any way concerning the activities, business, or affairs of the Company or GP, as the case may be, or their respective Customers or affiliates. Confidential Information includes, without limitation, information, observations and data concerning trade secrets, inventions, or know-how of proprietary processes, together with all marketing, sales, financial, and research information; information concerning projects in research and development, or marketing plans for any products or projects; information concerning the technology, designs, or computer systems and programs of the Company or GP, as the case may be; and other information not generally known to the public concerning the business practices, activities, and business affairs of the Company or GP, as the case may be, or their respective Customers or affiliates. The term "Customer" means all past, present and prospective customers of the Company or GP, as the case may be.

             (b) Trademarks, Etc. During and after the Term, Consultant will have no right, title, or interest in any trademark, trade name, or character names belonging to or used by the Company or GP or any material or matter of any sort prepared for or used in connection with advertising, broadcasting, or promotion of the services provided by the Company or GP, whether produced, prepared, published, or broadcast in whole or in part by Consultant, nor will Consultant make any claims with respect thereto. Consultant recognizes that the Company or GP, as the case may be, has and will continue to have and retain the sole and exclusive rights in any and all of the aforementioned trademarks, trade names, character names, material, or matter.

             (c) Non-competition and No Disparagement. Consultant will not, during the Term and thereafter, directly or indirectly disparage the Company or GP, any of the Company's or GP's products or services, or any of the Company's or GP's then current or former directors, officers, or employees. During the period ending six years after the Effective Date, Consultant will not:

             (i) solicit the employment of any employee or (other than Cindy Krugman) former employee of the Company or GP for one year after termination of such person's employment with the Company or GP;

             (ii) encourage or induce any employee of the Company or GP to terminate his or her employment with the Company or GP;

             (iii) contact or solicit, or direct or assist others to contact or solicit, any Customers, suppliers, or other business associates of the Company or GP;

             (iv) engage in a diversion of good-will regarding the business conducted by the Company or GP;

             (v) otherwise interfere in any way with the relationships between the Company or GP and their respective Customers, suppliers, lenders, or business associates; or

             (vi) compete with the Company or GP in their respective existing business, including by: (A) serving as a consultant to any person if Consultant knows or should have known that such consulting services would help such person compete against the Company or GP, (B) having any interest (as owner, principal, general or limited partner, agent, employee, officer, director, or stockholder) in any person which competes with the Company or GP, other than a passive interest of less than 5% of the voting stock of a publicly traded company, (C) establishing an entity that engages in the business of the Company or GP, (D) acquiring an existing entity that engages in such business, (E) otherwise engaging in such business; (F) participating in the management of any entity that engages in such business, or (G) serving (or having a nominee serve) with a competing entity as an officer, director, manager, or employee having duties dealing with such competing business.

     (d) Inventions. Consultant hereby assigns to the Company Consultant's entire right to all Company Inventions (as hereinafter defined), which will be the sole and exclusive property of the Company whether or not subject to patent, copyright, trademark, or trade secret protection. Consultant also acknowledges that all original works of authorship that are made by Consultant (solely or jointly with others), within the scope of Consultant's services hereunder, and that are protectable by copyright, are "works made for hire," as that term is defined in the United States Copyright Act (17 U.S.C. ss.ss. 101, et seq.). To the extent that any such works, by operation of law, cannot be "works made for hire," Consultant hereby assigns to the Company all right, title and interest in and to such works and to any related copyrights. "Company Inventions" means all ideas, processes, trademarks and service marks, inventions, discoveries, and improvements to any of the foregoing, that Consultant learned or learned of, conceived or conceives of, developed or develops, or created or creates, alone or with others during Consultant's employment with the Company or any predecessor, affiliate, or successor thereof (whether or not conceived, developed, or created during regular working hours) that directly or indirectly arise from or relate to (i) the business, products, or services of the Company or any predecessor, affiliate, or successor thereof, (ii) work performed for the Company by Consultant or any other employee, agent, or contractor of the Company or any predecessor, affiliate, or successor thereof, (iii) the use of the time of the Company or any predecessor, affiliate, or successor thereof, or (iv) access to the Confidential Information of the Company or any predecessor, affiliate, or successor thereof. Consultant will promptly execute, acknowledge and deliver to the Company all additional instruments or documents deemed at any time by the Company in its reasonable discretion to be necessary to carry out the intentions of this Section 6(d).

     (e) Acknowledgments. Consultant acknowledges and agrees that (i) the Confidential Information of the Company and Company Inventions have substantial value to the Company, (ii) the Confidential Information of the Company and Company Inventions would be susceptible to immediate competitive application by those outside of the Company, (iii) the Confidential Information of GP has substantial value to GP, and (iv) the Confidential Information of GP would be susceptible to immediate competitive application by those outside of GP, and that, under these circumstances, the provisions of this Section 6 are fair and reasonable.

             (f) Survival. Consultant's obligations under this Section 6 will survive the termination of this Agreement and will thereafter be enforceable.

             (g) Remedies. Consultant acknowledges that, if Consultant breaches any obligation under this Section 6, the Company and GP will suffer immediate and irreparable harm and damage for which money alone cannot fully compensate the Company and GP. Consultant therefore agrees that, upon such breach or threatened breach of any obligation under this Section 6, the Company and GP will be entitled to a temporary restraining order, preliminary injunction, permanent injunction or other injunctive relief, without posting any bond or other security, compelling Consultant to comply with any or all such provisions. In addition, if Consultant breaches any obligation under this Section 6, the Company or GP may terminate this Agreement and the Term, and upon such termination, all Options granted hereunder shall immediate terminate and the Company and GP will have no further obligation or liability hereunder except that the Company will pay to Consultant the portion, if any, of the Fees and any other amounts due and unpaid hereunder for the period through the date of such termination. This Section 6 will not be construed as an election of any remedy, or as a waiver of any right available to the Company or GP under this Agreement or law, including the right to seek damages from Consultant for a breach of any provision of this Agreement, nor will this Section 6(g) be construed to limit the rights or remedies available under applicable law for any violation of any provision of this Agreement.

             (h) The Company. As used in this Section 6, the term "Company" shall include the Company and any subsidiary or affiliate of the Company, and the term "GP" shall include GP and any subsidiary or affiliate of GP. As used in this Agreement, an affiliate of a person or entity ("Person") shall mean any Person that controls, is controlled by or is under common control with such Person, where "control" means the power, by contract, ownership of securities or other interests in a Person, or otherwise, to elect the majority of the directors of a corporation or otherwise direct the management of a Person; provided that, for purposes of this Section 6, no Person who was not an affiliate of the Company on or prior to the Effective Date shall be deemed an affiliate of the Company unless Consultant has knowledge (either through notice from the Company or otherwise) that such Person is an affiliate of the Company, and no Person who was not an affiliate of GP on or prior to the Effective Date shall be deemed an affiliate of GP unless Consultant has knowledge (either through notice from GP or otherwise) that such Person is an affiliate of GP.

     Section 7. Death.

     If Consultant shall die during the Term, his services hereunder shall terminate, and in such case:

     (a) the Company will have no further obligation or liability hereunder except that the Company shall pay to Consultant's spouse (or if he leaves no spouse, to his estate or designated beneficiary), the Fees, and shall maintain the benefits set forth in Section 3(d)(i) for the benefit of Consultant's spouse, each through the fifth anniversary of the Effective Date; and

     (b) all Options shall become immediately exercisable.

     Section 8. Disability.

     If, as a result of Consultant's incapacity due to physical or mental illness, Consultant shall not have performed the services hereunder for 90 consecutive days or for an aggregate of more than 180 days in any 12 month period, and within 90 days after the Company has notified Consultant of such non-performance, he shall not have resumed performance of the services hereunder which shall continue for a minimum of eight consecutive weeks thereafter, the Company may terminate Consultant's services hereunder. In the case of such termination, the Company will have no further obligation or liability hereunder except that the Company shall pay to Consultant the Fees, and shall maintain the benefits set forth in Section 3(d) for the benefit of Consultant and his spouse, each through the fifth anniversary of the Effective Date.

     Section 9. Benefits Not Otherwise Entitled To.

     Consultant acknowledges that the payment and benefits specified above are in addition to and otherwise exceed any payment, benefit or other thing of value to which he might otherwise be entitled.

     Section 10. General Releases.

     (a) Consultant, in consideration of this Agreement, releases and forever discharges the Company, GP, and their respective parents, affiliates and subsidiaries, and each of their respective current, former, and future, officers, directors, trustees, employees, agents, attorneys, successors, and assigns (hereinafter collectively "Releasees"), from all actions, causes of action, suits, debts, sums of money, covenants, agreements, promises, claims, and demands whatsoever, whether known or unknown, in law or equity, whether statutory or common law, whether federal, state, local, or otherwise (collectively "Claims"), including, but not limited to, any claims relating to, or arising out of any aspect of Consultant's employment with the Company, or the termination of such employment, including, but not limited to:

         (i) any and all claims of wrongful discharge, breach of the contract or equitable estoppel;

         (ii) any and all claims for wages or employee benefits, including, but not limited to, any and all claims under the Employee Retirement Income Security Act, the Fair Labor Standards Act, or any federal, state or local labor or benefits law;

         (iii) any and all claims of employment discrimination on any basis, including, but not limited to, all claims under the following statutes and the amendments thereto, Title VII of the Civil Rights Act of 1964, the Age Discrimination in Employment Act of 1967 ("ADEA"), the Civil Rights Act of 1866, 42 U.S.C. ss. 1981, the Civil Rights Act of 1991, the Americans with Disabilities Act of 1990, the Immigration Reform and Control Act of 1986, the New York State Executive Law, the New York City Human Rights Law, any and all claims under any other federal, state, or local civil or human rights law; and

         (iv) any and all claims for monetary recovery, including, but not limited to, severance pay, back pay, front pay, liquidated, compensatory and punitive damages, and attorneys' fees, disbursements and costs;

which against the Releasees, Consultant or Consultant's heirs, executors or administrators, ever had, now have, or hereinafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time to the Effective Date, other than Claims ("Unreleased Claims") relating to the enforcement of the provisions of this Agreement or of Consultant's rights to indemnification under the Company's certificate of incorporation and by-laws.

     (b) The Company and GP, in consideration of this Agreement, releases and forever discharges Consultant from all Claims, including, but not limited to, any claims relating to, or arising out of any aspect of Consultant's employment with the Company, or the termination of such employment, which against Consultant the Company or GP ever had, now has, or hereinafter can, shall, or may have, for, upon, or by reason of any matter, cause, or thing whatsoever from the beginning of time to the Effective Date, other than Claims relating to the enforcement of the provisions of this Agreement.

     Section 11. No Suits.

     Consultant represents and warrants that he has never commenced or filed and covenants and agrees never to commence, file or in any way prosecute or cause to be commenced or prosecuted against the Releasees or any of them, any action, charge, complaint or other proceedings, whether administrative, judicial, legislative or otherwise, including, but not limited to, any action or proceeding for damages, attorney's fees, disbursements, costs or equitable relief based upon or seeking relief on account of actions or failures to act by the Releasees which may have occurred or failed to occur prior to the Effective Date, other than in connection with Unreleased Claims. Consultant agrees that in the event he files any charge, complaint or commences any litigation of any kind that is covered by this Agreement, he shall pay all of the reasonable attorneys' fees, expenses and costs incurred by Releasees in responding to such action, including, but not limited to, any consequential damages that Releasees, or any of them, may suffer or incur. Consultant further represents that he will not aid, abet or assist in any manner whatsoever any other third party in filing, pursuing or maintaining any lawsuit, complaint, or charge against any of the Releasees, except if compelled to do so by valid legal process or if otherwise required to do so by law. The provisions of this Paragraph 11 shall be inapplicable in any matters regarding the ADEA, should Consultant allege in good faith that the waiver herein of his right to file an ADEA claim was not knowing and voluntary.

     Section 12. Knowing and Voluntary Waiver.

     (a) Consultant agrees that this Agreement constitutes a knowing and voluntary waiver of all Claims, other than the Unreleased Claims, Consultant may have against the Releasees, or any of them, including, but not limited to, all rights or claims arising under the ADEA, including, but not limited to, all claims of age discrimination in employment and all claims of retaliation in violation of the ADEA.

     (b) This Agreement shall not affect the rights and responsibilities of the Equal Employment Opportunity Commission (the "EEOC") to enforce the ADEA and other laws. Notwithstanding paragraph 11 above, this Agreement shall not be used to justify interfering with Consultant's right to file a charge with the EEOC or participate in an investigation or proceeding by the EEOC. However, should any charge be filed with the EEOC, Consultant expressly waives all rights or claims which arose prior to his execution of this Agreement that he may have against the Releasees, or any of them, to receive any benefit or remedial relief (including, but not limited to, reinstatement, back pay, front pay, damages, and attorneys' fees) as a consequence of such EEOC filing, and of any litigation concerning any facts alleged in any such charge.

     (c) The Company, GP, and Consultant agree that, for a period of seven days following his execution of this Agreement ("Revocation Period"), Consultant has the right to revoke this Agreement by delivering notice in writing of such revocation to the Company and GP. If Consultant gives such notice of revocation within the Revocation Period, this Agreement shall be null and void. If no such notice of revocation is delivered by Consultant within the Revocation Period, this Agreement will be deemed fully effective and enforceable on the eighth day after its execution by Consultant ("Effective Date").

     (d) The Company and GP hereby advise Consultant to consult with his attorney prior to executing this Agreement. Consultant further acknowledges that the Company and GP have given him a period of at least 21 days in which to consider this Agreement before executing this Agreement.

     (e) Consultant's acceptance of the payments and benefits described above, at any time subsequent to seven days after his execution of this Agreement, shall constitute an admission by Consultant that he did not revoke this Agreement during the Revocation Period of seven days, and shall further constitute an admission by Consultant that this Agreement has become effective and enforceable.

     (f) If Consultant executed this Agreement at any time prior to the end of the 21 day period that the Company and GP gave him in which to consider this Agreement, such early execution was a knowing and voluntary waiver of Consultant's right to consider this Agreement for at least 21 days, and was due to Consultant's belief that he had ample time in which to consider and understand this Agreement, and in which to review this Agreement with his attorney.

     Section 13. Non-Admission of Wrongdoing.

     This Agreement shall not in any way be construed as an admission by the Company or GP of any liability, or of any unlawful, discriminatory, or otherwise wrongful acts whatsoever against the Consultant or any other person.

     Section 14. Acknowledgment of Full Payments.

     Consultant agrees that the Company has paid to him all of the wages, commissions, bonuses and accrued vacation pay through the date of his execution of this Agreement and that neither the Company nor GP owes no other wages, commissions, bonuses, vacation pay, employee benefits, severance payments or other compensation or payments of any kind or nature, other than as provided in this Agreement.

     Section 15. Binding Agreement.

     Except as expressly permitted hereby, Consultant's rights and obligations under this Agreement shall not be transferable by assignment or otherwise, such rights shall not be subject to commutation, encumbrance, or the claims of Consultant's creditors, and any attempt to do any of the foregoing shall be void. The provisions of this Agreement shall be binding upon and inure to the benefit of Consultant and his personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees, and legatees, shall be binding upon and inure to the benefit of the Company and its successors, and shall be binding upon and inure to the benefit of GP and its successors. If Consultant should die while any amounts would still be payable to him hereunder if he had continued to live, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to Consultant's devisee, legatee, or other designee or, if there be no such designee, to Consultant's estate. Notwithstanding anything to the contrary contained herein, the Company shall have no responsibility for the obligations of GP hereunder, and GP shall have no responsibility for the obligations of the Company hereunder.

     Section 16. No Third Party Beneficiaries.

     This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Agreement (except as provided in Section 15).

     Section 17. Modification.

     This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.

     Section 18. Notices.

     Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or by Federal Express, Express Mail, or similar overnight delivery or courier service or delivered (in person or by telecopy, telex, or similar telecommunications equipment) against receipt to the party to whom it is to be given at the address of such party set forth in the preamble to this Agreement (or to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 18). Notice to the estate of Consultant shall be sufficient if addressed to Consultant as provided in this
Section 18. Any notice or other communication given by certified mail shall be deemed given at the time of certification thereof, except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice given by other means permitted by this Section 18 shall be deemed given at the time of receipt thereof.

     Section 19. Waiver.

     Any waiver by any party of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Agreement. The failure of a party to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

     Section 20. Headings.

         The headings in this Agreement are solely for the convenience of reference and shall be given no effect in the construction or interpretation of this Agreement.

     Section 21. Counterparts; Governing Law.

     This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. It shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflict of laws.

     Section 22. Acknowledgment.


     CONSULTANT EXPRESSLY ACKNOWLEDGES, REPRESENTS, AND WARRANTS THAT HE HAS CAREFULLY READ THIS AGREEMENT; THAT HE FULLY UNDERSTANDS THE TERMS, CONDITIONS, AND SIGNIFICANCE OF THIS AGREEMENT; THAT HE HAS HAD AMPLE TIME TO CONSIDER AND NEGOTIATE THIS AGREEMENT; THAT THE COMPANY AND GP HAVE ADVISED HIM TO CONSULT WITH AN ATTORNEY CONCERNING THIS AGREEMENT; THAT HE HAS HAD A FULL OPPORTUNITY TO AND HAS IN FACT REVIEWED THIS AGREEMENT WITH HIS ATTORNEY, AND THAT HE HAS EXECUTED THIS AGREEMENT VOLUNTARILY, KNOWINGLY, AND WITH SUCH ADVICE OF COUNSEL AS HE HAS DEEMED APPROPRIATE.

     IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

                                   Five Star Products, Inc.


                                   By:
                                      -----------------------------------------
                                        Name:
                                        Title:


                                   GP Strategies Corporation


                                   By:
                                      -----------------------------------------
                                        Name:
                                        Title:



                                   ___________________________________________
                                   Richard Grad


NY\88573.10